ANNUITY INVESTORS(SERVICEMARK) VARIABLE ACCOUNT A
                                       of
         ANNUITY INVESTORS LIFE INSURANCE COMPANY(REGISTERED TRADEMARK)

                      Supplement to May 1, 1997 Prospectus
                                     for the
                         Commodore Americus(SERVICEMARK)
                 Individual Flexible Premium Deferred Annuities
                        Date of Supplement: July 14, 1997


Effective July 14, 1997, Strong Special Fund II, Inc. changed its name to Strong Opportunity Fund II, Inc. In order to implement this change, references to "Strong Special Fund II, Inc." are changed to "Strong Opportunity Fund II, Inc." throughout the Prospectus, and references to "Strong Special Fund II" are changed to "Strong Opportunity Fund II" throughout the Prospectus.

In conjunction with the name change, certain changes have been made to the investment parameters described in the Strong Opportunity Fund II Prospectus which is reprinted in the Commodore Americus(SERVICEMARK) Prospectus. A supplement to the Strong Opportunity Fund II Prospectus describing the changes is being provided separately.

               Please retain this supplement for future reference.